UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 7, 2016

Exact name of registrant as specified in its charter	State or other jurisdiction of incorporation or organization	Commission File Number	I.R.S. Employer Identification No.

Windstream Holdings, Inc.	Delaware	001-32422	46-2847717

4001 Rodney Parham Road
Little Rock, Arkansas		72212
(Address of principal executive offices)		(Zip Code)

	(501) 748-7000
(Registrants’ telephone number, including area code)

	N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On November 7, 2016, Windstream Holdings, Inc. (“Windstream”, the “Company”, “we”, “us”, or “our”) issued a press release announcing the Company’s third quarter 2016 consolidated results of operations. The press release presents our unaudited consolidated results of operations measured under generally accepted accounting principles in the United States (“GAAP”) and certain unaudited adjusted results of operations, which are not calculated in accordance with GAAP. A “non-GAAP financial measure” is defined as a numerical measure of a company’s financial performance, financial position or cash flows that excludes (or includes) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP in a company’s financial statements. The non-GAAP financial measures used by us may not be comparable to similarly titled measures used by other companies and should not be considered in isolation or as a substitute for measures of performance or liquidity prepared in accordance with GAAP.

Our press release, and other communications from time to time, include a non-GAAP measure titled operating income before depreciation and amortization (“OIBDA”). OIBDA can be calculated directly from the Company’s consolidated financial statements prepared in accordance with GAAP by taking operating income and adding back depreciation and amortization expense. Management considers OIBDA to be useful to investors because OIBDA provides information specific to the Company’s operating performance.

We also present our unaudited consolidated results on an adjusted basis, which when compared to measures prepared in accordance with GAAP, exclude pension costs, restructuring charges, share-based compensation expense, merger and integration costs related to strategic transactions and the operating results of disposed non-strategic businesses. In addition, we have presented certain measures of our operating performance that adjusts for the impact of the annual cash rent payment due under the master lease agreement with Communications Sales & Leasing, Inc. (“CS&L”). Windstream’s purpose for presenting its unaudited consolidated results on an adjusted basis is to improve the comparability of results of operations between current and prior periods in order to focus on the true earnings capacity of our core business operations and our ability to generate cash flow. We use adjusted results as a key measure of our operational performance. Windstream management, including the chief operating decision-maker, uses adjusted results consistently for all purposes, including internal reporting, the evaluation of business objectives, opportunities and performance, and the determination of management compensation.

Our press release makes reference to adjusted OIBDA, adjusted OIBDAR, adjusted free cash flow and adjusted capital expenditures, which are non-GAAP measures and are defined as follows:

•
Adjusted OIBDA, defined as OIBDA excluding the impacts of pension costs, restructuring charges, share-based compensation expense, merger and integration costs related to strategic transactions and the operating results of disposed non-strategic businesses and including the annual cash rent payment due under the master lease agreement with CS&L.

•	Adjusted OIBDAR, defined as adjusted OIBDA excluding the impact of the annual cash payment due under the master lease agreement with CS&L.

•
Adjusted free cash flow, defined as OIBDA plus merger and integration costs, pension costs, share-based compensation expense, restructuring charges, and the annual cash rent payment due under the master lease agreement with CS&L, less adjusted capital expenditures, interest paid on long-term debt obligations, income taxes paid, net of refunds, plus cash dividends received on our investment in CS&L common stock.

•
Adjusted capital expenditures, defined as capital expenditures excluding the impacts of capital expenditures related to Project Excel, a $250 million capital program funded entirely using a portion of the $575 million proceeds from the sale of the data center business completed on December 18, 2015.

Adjusted OIBDA and adjusted OIBDAR are included to provide investors with useful information about our operating performance before the impacts of certain non-cash items and to enhance the comparability of operating results for the periods presented. Adjusted OIBDAR is also used by rating agencies and lenders to evaluate our operating performance and creditworthiness. Management believes that adjusted free cash flow provides investors with useful information about the ability of the Company’s core operations to generate cash flow.

A copy of the press release announcing WIndstream’s third quarter 2016 operating results is attached hereto as Exhibit 99.1.

Item 8.01 Other Events.
On November 7, 2016, Windstream and EarthLink Holdings Corp. (“EarthLink”) issued a joint press release announcing the execution of an Agreement and Plan of Merger, dated as of November 5, 2016 (the “Merger Agreement”), by and among Windstream, EarthLink, Europa Merger Sub, Inc. (“Merger Sub 1”) and Europa Merger Sub, LLC (“Merger Sub 2”). Subject to the terms and conditions of the Merger Agreement, Merger Sub 1 will merge with and into EarthLink with EarthLink surviving as an indirect, wholly-owned subsidiary of Windstream (the “Initial Merger”) and, immediately following the effective time of the Initial Merger, EarthLink will merge with and into Merger Sub 2, with Merger Sub 2 surviving as an indirect, wholly-owned subsidiary of Windstream (together with the Initial Merger, the “Combination”). On November 7, 2016, Windstream and EarthLink made a joint investor presentation concerning the Combination, as well as their respective third quarter operating results, and posted to its website a fact sheet with respect to the Combination. A copy of each of the joint press release, joint investor presentation and fact sheet is attached hereto as Exhibits 99.2, 99.3 and 99.4, respectively.
The information required by Item 1.01, including a copy of the Merger Agreement, will be filed in a separate Current Report on Form 8-K later this week.

The information contained in this Item 8.01 to this Current Report on Form 8-K, including Exhibits 99.2 and 99.3, shall not be deemed “filed” with the SEC nor incorporated by reference in any registration statement filed by Windstream under the Securities Act of 1933, as amended.

Cautionary Statement Regarding Forward-Looking Statements

Windstream claims the protection of the safe-harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words or phrases such as “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “forecast” and other words and terms of similar meaning. Forward-looking statements are subject to risks and uncertainties that could cause actual future events and results to differ materially from those expressed in the forward-looking statements.

Forward-looking statements include, but are not limited to, 2016 guidance for service revenue, adjusted OIBDAR and adjusted capital expenditures, along with statements regarding adjusted free cash flow, cash interest and cash taxes; expectations regarding revenue trends and improving margins in the business segments; network cost optimization; stability and growth in adjusted OIBDAR; the anticipated benefits of Project Excel, of network investments pursuant to the Connect America Fund, and of enhanced services available to customers; the ability to improve its debt profile and reduce interest costs; statements about the benefits of the proposed Combination with EarthLink, including future financial and operating results, future revenue, projected synergies in operating and capital expenditures, the expected availability of net operating loss carryforwards to reduce future cash tax expenses, net leverage, adjusted OIBDA/OIBDAR, and adjusted free cash flow; Windstream and EarthLink’s expected dividend policy between the announcement of the transaction and proposed completion of the Combination, and the dividend policy for the proposed combined company after the Combination; the expected timing of completion of the transaction that is contingent upon stockholder approval of both companies and certain regulatory approvals, along with plans, objectives, expectations and intentions and other statements that are not historical facts. These statements, along with other forward-looking statements regarding Windstream’s overall business outlook, are based on estimates, projections, beliefs, and assumptions that Windstream believes is reasonable but are not guarantees of future events, performance or results. Actual future events and results may differ materially from those expressed in these forward-looking statements as a result of a number of important factors.

Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include risks and uncertainties relating to the ability to obtain the requisite Windstream and EarthLink stockholder approvals required to complete the Combination; the ability to satisfy the conditions to consummation of the Combination, including obtaining governmental and regulatory approvals required for the Combination; the risk that required governmental and regulatory approvals may delay the Combination or result in the imposition of conditions that could cause the parties to abandon the Combination or materially impact the financial benefits of the proposed Combination; timing to consummate the proposed Combination; the risk that the businesses will not be integrated successfully; the risk that the cost savings and anticipated synergies from the proposed transaction may not be fully realized or may take longer to realize than expected; the anticipated future cash requirements of the proposed combined company; disruption from the proposed transaction making it more difficult to maintain relationships with customers, employees or suppliers; the diversion of management time on merger-related issues; dividend policy changes for the combined company; general worldwide economic conditions and related uncertainties; and the effect of any changes in governmental regulations. Windstream does not undertake any obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise

Additional Information and Where to Find It
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.  In connection with the proposed Combination between Windstream and EarthLink, Windstream will file with the SEC a Registration Statement on Form S-4 that will include a joint proxy statement of Windstream and EarthLink that also constitutes a prospectus of Windstream.  Windstream and EarthLink will mail the joint proxy statement/prospectus to their respective shareholders.  Windstream and EarthLink urge investors and shareholders to read the joint proxy statement/prospectus regarding the proposed Combination when it becomes available, as well as other documents filed with the SEC, because they will contain important information. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov). You may also obtain these documents, free of charge, from Windstream’s website (www.windstream.com/investors). You may also obtain these documents, free of charge, from EarthLink’s website (www.earthlink.com) under the tab “Investor Relations.”
Participants in the Merger Solicitation
Windstream, EarthLink and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from Windstream and EarthLink shareholders in favor of the merger and related matters. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the companies’ shareholders in connection with the proposed Combination will be set forth in the joint proxy statement/prospectus when it is filed with the SEC. You can find information about Windstream’s executive officers and directors in its definitive proxy statement filed with the SEC on April 1, 2016. You can find information about EarthLink’s executive officers and directors in its definitive proxy statement filed with the SEC on March 15, 2016. Additional information about Windstream’s executive officers and directors and EarthLink’s executive officers and directors can be found in the above-referenced Registration Statement on Form S-4 when it becomes available. You can obtain free copies of these documents from the companies using the website information above.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits
The following exhibits are filed with this report:

Exhibit No.	Description

99.1	Windstream Third Quarter Earnings Release dated November 7, 2016
99.2	Joint Press Release dated November 7, 2016
99.3	Joint Investor Presentation Materials dated November 7, 2016
99.4	Fact Sheet dated November 7, 2016

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WINDSTREAM HOLDINGS, INC.

By:	/s/ Kristi Moody
Name:	Kristi Moody
Title:	Senior Vice President and Corporate Secretary

Dated: November 7, 2016

EXHIBIT INDEX

Exhibit No.	Description

99.1	Windstream Third Quarter Earnings Release dated November 7, 2016
99.2	Joint Press Release dated November 7, 2016
99.3	Joint Investor Presentation Materials dated November 7, 2016
99.4	Fact Sheet dated November 7, 2016